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EXHIBIT 10(a)

                       THE DAYTON POWER AND LIGHT COMPANY

                   DIRECTORS' DEFERRED STOCK COMPENSATION PLAN

                     (AS AMENDED THROUGH DECEMBER 31, 2000)

1.   GENERAL.

     The name of the plan shall be the "Directors' Deferred Stock Compensation Plan". The Plan provides Directors of the Company who are not employees of the Company, with deferred payments of stock compensation awards payable for services as a Director.

2.   DEFINITIONS.

     When used herein, the following terms shall have the following meanings:

     A. "Stock Awards" means Shares issued by DPL Inc. pursuant to this Plan.

     B. "Board of Directors" means the Board of Directors of DPL Inc. in place from time to time prior to a Change of Control as defined herein.

     C. "Change of Control" means any change in control of DPL, or its principal subsidiary, DP&L, of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") as determined by the Board of Directors in its sole discretion; provided that, without limitation, such a Change of Control shall be deemed to have occurred if (i) any "person" (as such term is defined in Sections 13(d) and 14(d)(2) of the Exchange Act; hereafter, a "Person") other than DPL or DP&L or an entity then directly or indirectly controlling, controlled by or under common control with DPL or DP&L is on the date hereof or becomes or commences a tender offer to become the beneficial owner, directly or indirectly, of securities of DPL or DP&L representing (A) 15% or more of the combined voting power of the then outstanding securities of DPL or DP&L if the acquisition of such beneficial ownership or such tender offer is not approved by the Board of Directors prior to the acquisition or the commencement of such tender offer or (B) 50% or more of such combined voting power in all other cases; (ii) DPL or DP&L enters into an agreement to merge or consolidate itself, or an agreement to consummate a "combination" or "majority share acquisition" in which it is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code ss.1701.01 as in effect on December 31, 1990) and in which shareholders of DPL or DP&L, as the case may be, immediately prior to entering into such agreement, will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of DPL or DP&L or any surviving or new corporation, as


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the case may be, having less than 50% of the "voting power" of DPL or DP&L or any surviving or new corporation, as the case may be, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power", excluding any merger of DPL into DP&L or of DP&L into DPL; (iii) DPL or DP&L enters into an agreement to sell, lease, exchange or otherwise transfer or dispose of all or substantially all of its assets to any Person other than to a wholly-owned subsidiary or, in the case of DP&L, to DPL or a wholly owned subsidiar(ies) of DPL; but not including (A) a mortgage or pledge of assets granted in connection with a financing or (B) a spin-off or sale of assets if DPL continues in existence and its common shares are listed on a national securities exchange, quoted on the automated quotation system of a national securities association or traded in the over-the-counter market; (iv) any transaction referred to in (ii) or (iii) above is consummated; or (v) those persons serving as directors of DPL or DP&L on February 1, 2000 (the "Original Directors") and/or their Successors do not constitute a majority of the whole Board of Directors of DPL or DP&L, as the case may be (the term "Successors" shall mean those directors whose election or nomination for election by shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of DPL or DP&L, as the case may be, at the time of such election or nomination for election).

     D. "CEO" means the Chief Executive Officer of DPL duly installed, from time to time, prior to a Change of Control. However, "Committee" will be substituted for "CEO" in discussing the CEO's rights and benefits in the Plan.

     E. "Committee" means the Compensation and Management Review Committee of the Board of Directors of DPL Inc. or such other committee(s) as the Board of Directors of DPL Inc. may designate from time to time to administer the Plan.

     F. "Company" means The Dayton Power and Light Company ("DP&L"), DPL Inc. ("DPL"), and any entity which, prior to a Change of Control is controlling, controlled by or under common control with DP&L or DPL Inc.

     G. "Election Form" means the form attached hereto as Exhibit A (or such other form as the Committee may designate from time to time) which shall be used for electing the manner and time to receive payment of Stock Awards in accordance with the provisions of the Plan.

     H. "Participant" means any director of the Company who is not an employee of the Company.

     I. "Plan" means this Directors' Deferred Stock Compensation Plan.

     J. "Share" or "Shares" means the common shares of DPL Inc.


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     K. "Stock Deferral Account" means the account established by the Company in the Participant's name to which Shares will be credited in accordance with the Stock Deferral Provisions.

     L. "Stock Deferral Provisions" means those provisions of the Plan under which:

        (1) The Committee may, in its discretion, annually determine the number of Shares to be awarded(hereinafter "Stock Awards") for each Participant;

        (2) Consistent with Sections 3(A) and 3(B) hereof, the Company shall contribute to one or more of the Master Trusts the number of Shares authorized as Stock Awards, on behalf of each Participant;

        (3) Each Participant's Stock Deferral Account shall be credited with the Shares in the Stock Award;

        (4) Cash dividends paid on the Shares held by the Master Trusts shall be used by the Trustees to acquire additional Shares from the Company;

        (5) Each Participant's Stock Deferral Account shall also be credited with Shares received as stock dividends and stock splits, and warrants and other property received with respect to Shares held in the Stock Deferral Account; and

        (6) Amounts credited to a Participant's Stock Deferral Account (including Shares purchased by the Trustees with cash dividends received on Shares held by the Master Trusts) shall be paid in the form of Shares in accordance with the Participant's election in a lump sum payment or approximately equal annual installments over a period of years commencing on the date specified by the Participant on the Election Form.

     M. "Trustees" means, as the context may require, the trustees of a Master Trust to the extent that benefits under the Plan are being funded under such Master Trust.

3.   MASTER TRUSTS.

     A. PARTICIPANT'S ACCOUNTS. The Company has established, and may in the future establish, one or more trusts (each such trust, as it may be amended from time to time, is referred to herein as a "Master Trust") for the purposes, among others, of securing the performance by the Company of its obligation to Participants to make the distributions under the Plan and has funded one or more of the Master Trusts in an aggregate amount of cash and/or Shares as the Company has determined to be equal to the value of the benefits of the Participants under the Plan. Pursuant to one or more of the Master Trusts, each Participant has been assigned a separate account as a mechanism for measuring the potential benefits which may be distributed in the future.


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Subsequent transfers of cash and/or Shares which the Company is required to make to the Master Trusts pursuant to Section 3.B, 4.B or 9.C hereof or otherwise shall be allocated among the Master Trusts as the Committee may determine from time to time.

     B. SUCCESSIVE TRANSFERS. On or before the twentieth day following the end of each successive calendar quarter, the Company shall transfer to one or more of the Master Trusts such additional amount of cash and/or Shares as the Company shall determine to be necessary to fund the benefits of Participants under the Plan.

     C. TITLE TO FUNDS. DP&L shall retain beneficial ownership of all cash or Shares transferred to the Master Trusts and such cash or Shares will be subject to the claims of DP&L's creditors. No Participant or beneficiary has or will have any interest in the cash or Shares held in the Master Trusts or in any other specific asset of the Company.

4.   STOCK AWARDS AND ACCOUNT DESIGNATION.

     A. STOCK AWARDS. The Committee may, in its discretion, determine, from time to time, the number of Shares to be awarded as Stock Awards for services to be performed by each Participant. Any such Stock Award to any Participant may, in the Committee's discretion, contain such conditions to the earning and/or vesting of such Stock Award as may be set forth in such Stock Award. The Committee's determinations need not be uniform. The Committee may, in its discretion, waive any of the conditions to the earning or vesting of any Stock Award. Notwithstanding any provision of the Plan to the contrary, in the event of the death or disability of a Participant, then any Stock Award awarded to such Participant which has not as yet been earned and/or vested shall immediately become fully earned and vested and shall be paid in accordance with
Section 5. Stock Awards deferred pursuant to this Plan will not prevent a Participant from participating in any other compensation program offered by the Company.

     B. STOCK DEFERRAL PROVISIONS. When the Committee authorizes a Stock Award for any Participant, the Company shall contribute the authorized number of Shares to the Master Trust(s) pursuant to which benefits under the Plan are being funded. The Shares so contributed shall be credited to the Participant's Stock Deferral Account but shall at all times be registered in the name of the Trustees of the Master Trust to which such Shares were contributed. All cash or Shares credited to a Participant's Stock Deferral Account and held in the Master Trusts will be subject to the claims of DP&L's creditors. No Participant or beneficiary has any property interest in deferred amounts or in any specific assets of the Company.

     The Trustees shall use cash dividends paid on the Shares held in a Participant's Stock Deferral Account to purchase additional Shares from the Company, except to the extent that such purchase will result in fractional Shares. The Trustees shall credit a Participant's Stock Deferral Account with such


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additional Shares as well as Shares from stock dividends and stock splits, and warrants and other property received with respect to Shares held in a Participant's Stock Deferral Account.

5.   PAYMENTS UNDER THE PLAN.

     A. TIME AND MANNER OF DISTRIBUTIONS. The amount credited to a Participant's Stock Deferral Account which are earned and vested shall be distributed in a lump sum payment or approximately equal annual installments over a period of years with such lump sum payment being made or such installment payments commencing, unless otherwise determined by the Committee in its discretion, on or prior to the January 31 immediately following:

     1) the date that the Participant ceases to be a Director of the Company;

     2) the date the Participant reaches an age at which the Participant may earn unlimited amounts without reduction of the benefits under the Social Security Act and the regulations promulgated thereunder; or

     3) such other date, either before or after his termination of service, as specified by the Participant on his Election Form;

and with subsequent annual installments, if payments are to be made in annual installments, to be paid on or prior to each January 31 thereafter until the Participant's Stock Deferral Account has been paid in full.

     Within the limitations of this Section 5(A) a Participant shall designate on the Election Form the manner and date of payment of deferred amounts from the Participant's Stock Deferral Account. All distributions pursuant to this Plan shall be made in the form of Shares and a Participant shall be entitled to receive one Share for each earned and vested Share credited to his Stock Deferral Account.

     If a Participant elects to receive distributions in installments over a period of years, the amount of each installment shall be determined by dividing the number of Shares credited to the Participant's Stock Deferral Account on the date of any payment by the number of remaining installments to be made to Participant on each such date. At the time that each installment distribution is to be made, the Trustees shall distribute Shares to the Participant in accordance with the preceding paragraph.

     Any cash dividend credited to a Participant's Stock Deferral Account that is not sufficient to acquire Shares shall be distributed with the last installment distribution to such Participant.

     B. FILING ELECTION FORM TO RECEIVE STOCK AWARDS. On or before December 31 of each year, each Participant will file an


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Election Form designating the manner and date of payment of the Shares to be contributed by the Company to such Participant's Stock Deferral Account in the immediate succeeding calendar year. Any person who becomes a Director during any calendar year, and who was not a Director of the Company on the preceding December 31, may file an Election Form before his term begins, indicating the manner and date of payment of any Shares to be contributed by the Company to the Master Trusts in such year. Each Election Form shall be delivered to the Secretary of the Company.

     C. (INTENTIONALLY LEFT BLANK.)

     D. DESIGNATION OF BENEFICIARY. Each Participant shall designate one or more beneficiaries on the Election Form to whom payments shall be made in the event of the Participant's death. The Participant shall have the right to change the beneficiary or beneficiaries from time to time, provided, however, no change shall become effective until received in writing by the Secretary of the Company. In the event the Participant has not designated a beneficiary or a designated beneficiary is not living at the time of the Participant's death, then payments required to be made by a Master Trust after the Participant's death shall be made to the Participant's estate.

     E. EARLY DISTRIBUTION. A Participant may in no event receive a distribution of all or a portion of the Shares credited to his account prior to the time that the Participant elected to receive such Shares pursuant to Section 5. Notwithstanding the foregoing: (i) the CEO may, upon receiving a written request from the Participant or his or her beneficiary as provided in Section 5.D. hereof in the event of the death of a Participant, upon determining that a distribution is in the best interest of the Company and the Participant (or his or her beneficiary) taking into account the financial condition of each, distribute all or a portion of the Shares credited to the Participant's account; and (ii) upon written request by a Participant to receive all Shares or amounts credited to his account made at any time after termination of his or her status as a director of the Company, for any reason, after a Change of Control, the amount credited to such Participant's account shall be paid to such Participant in a lump sum within ten (10) days after the date of such written request, provided that the Participant shall be entitled to only 90% of such account balance and shall irrevocably forfeit 10% of such account balance by making the withdrawal.

     F. WITHHOLDINGS. Any taxes required to be withheld by any Federal, state or local government will be deducted from all deferred payments and paid for the account of the Participant.

6.   LACK OF STOCK EXCHANGE LISTING.

     In the event that the Shares cease to be listed on the New York Stock Exchange, then, unless a Participant's entire Stock Deferral Account is then immediately payable to such Participant in accordance with Section 9(B), such Participant's Standard Deferral Account under the Company's 1991 Amended Directors'


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Deferred Compensation Plan (the "Deferred Compensation Plan") shall be credited with an amount equal to the Conversion Price multiplied by the number of Shares credited to such Participant's Stock Deferral Account and thereafter payment of the amount so credited to such Participant's Standard Deferral Account shall be in accordance with the Deferred Compensation Plan. For this purpose, (a) "Conversion Price" means: (i) the Fair Market Value of a Share on the date that the Shares cease to be listed on the New York Stock Exchange or (ii) if the Shares cease to be so listed as a result of a Change of Control, the greater of
(x) the amount determined in accordance with the foregoing clause (i), (y) the closing sales price of a Share on the New York Stock Exchange--Composite Transaction Tape on the date the Shares cease to be so listed or (z) the closing sales price of a Share on the New York Stock Exchange--Composite Transaction Tape on the date on which a Change of Control occurs and (b) "Fair Market Value" means the average of the closing sale prices of a Share on the last trading day of each of the four calendar months preceding the date the value of a Share is to be determined, as reported on the New York Stock Exchange-Composite Transaction Tape.

7.   PAYMENTS IN THE EVENT OF DEATH.

     In the event that a Participant dies before all payments from the Participant's Stock Deferral Account have been distributed, the amounts credited to the Participant's Stock Deferral Account at the time of the Participant's death shall be paid to the beneficiary designated on the Participant's Election Form, in a lump sum payment in the form of Shares on the first business day of the month following the month in which the Participant dies unless the Participant elects on the Election Form for payments to continue or commence being paid to the Participant's beneficiary in the same method as would have been paid to the Participant, if surviving.

8.   VOTING INSTRUCTIONS.

     The Trustees shall solicit instructions from each Participant regarding the manner in which Shares (other than Shares subject to a Stock Award which is not fully earned and vested) and any related options, conversion privileges, or subscription rights credited to such Participant's Stock Deferral Account shall be voted or exercised. Such solicitation shall inform the Participant of the number of such Shares, options, conversion privileges, or subscription rights credited to his Stock Deferral Account as of the last day preceding such notice, describe the matters to be voted upon or exercised and solicit the Participant's instructions regarding the voting or exercise of such Shares, options, conversion privileges, or subscription rights. The Trustees shall take into consideration the Participant's instructions regarding the voting of such Shares or the exercise of such options, conversion privileges, or subscription rights but shall retain the discretion to vote such Shares or exercise such


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options, conversion privileges, or subscription rights in a manner other than as instructed by the Participant. If a Participant fails to instruct the Trustees regarding the manner in which such Shares shall be voted or such options, conversion privileges, or subscription rights shall be exercised, such Shares shall be voted or such options, conversion privileges, or subscription rights shall be exercised by the Trustees in their discretion.

9.   CHANGE OF CONTROL.

     A. AUTOMATIC TRANSFER OF AUTHORITY. In the event of a Change of Control, any and all authority and discretion which is exercisable by the Committee, or the CEO, as heretofore or hereafter described in the Plan, shall automatically be transferred to the Trustees of each Master Trust to the extent that benefits under the Plan are being funded under such Master Trust.

     B. CONVERSION UPON CHANGE OF CONTROL. Upon the termination of a Participant's status as a director of the Company, for any reason, after a Change of Control, and notwithstanding any other provision of this Plan, or of any Stock Award, or in any installment election by the Participant, to the contrary, the Participant's entire Stock Deferral Account shall be immediately converted to cash based on the greater of (i) the closing sales price of a Share on the New York Stock Exchange--Composite Transaction Tape on the date of termination or (ii) the Conversion Price (as determined in accordance with Section 6). As converted, if the Participant's account in the Plan is not payable upon the Participant's termination as a director of the Company pursuant to his or her Election Form, then such amount shall be immediately credited to the Participant's Standard Deferral Account in the Deferred Compensation Plan (as defined in Section 6 hereof), and thereafter payment of the amount so credited shall be in accordance with the Deferred Compensation Plan.

     C. FUNDING OF MASTER TRUSTS. Upon a Change of Control, the Company shall immediately transfer to one or more of the Master Trusts an aggregate amount of cash and/or Shares which, when combined with the other assets of the Master Trusts contributed or accruing thereto under or by reason of Section 3 hereof, is sufficient to equal the value of benefits of Participants under the Plan accrued through the date of such Change of Control.

10.  NOTICES.

     Any notice, election or any request required or permitted hereunder, which is to be mailed to or requested from the Secretary or the CEO of the Company shall be delivered or mailed, postage prepaid, as follows:

               (i)  Prior to a Change of Control; to the Secretary of DP&L at:


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                    The Dayton Power and Light Company
                    MacGregor Park 1065
                    Woodman Drive Dayton, Ohio 45432
                    Attention: Corporate Secretary

               (ii) After a Change of Control; to the Trustees of each Master
                    Trust pursuant to which benefits under the Plan are being funded, at the notice address specified by such Trustees in the applicable trust agreement.

The Company or Trustees may from time to time change their addresses for receipt of notices by giving notice of such change to the Participants, but no such change shall be deemed to be effective until notice thereof is actually received by the Participant to whom it is directed.

11.  INTERPRETATION, AMENDMENT AND TERMINATION.

     Prior to a Change of Control, the Plan shall be administered by the Committee. The decision of the Committee with respect to any questions arising in connection with the administration or interpretation of the Plan shall be final, conclusive and binding. The Committee reserves the right prior to a Change of Control, to amend or modify the Plan from time to time or to terminate the Plan; provided, however, that no amendment, modification or termination of the Plan shall void Stock Awards already deferred pursuant to the Stock Deferral provisions for the current calendar year or any preceding calendar year or shall otherwise adversely affect any right or benefit earned or accrued under the Plan by any Participant prior to any such amendment, modification or termination without the prior written consent of such Participant. In the event of a Change of Control, the authority and discretion which, under the Plan is exercisable by the Committee, shall be exercised as provided in Section 9.A hereof, provided, however, that the Trustees shall have no authority to terminate the Plan.

12.  NO RIGHT TO EMPLOYMENT.

     Nothing in the Plan shall confer upon any Participant the right to continue as a Director of the Company.

13.  NO RIGHTS AS SHAREHOLDERS.

     Except to the extent permitted by Section 8 hereof, Participants whose Stock Deferral Accounts are credited with Shares under the Plan shall have no right as a shareholder of the Company as a result thereof unless and until the Shares, if any, are distributed to such Participants in accordance with the Plan.

14.  NONASSIGNABLLITY.

     Neither a Participant, nor his beneficiary, nor any other individual shall have any right by way of anticipation or otherwise to alienate, sell, transfer, assign, pledge, charge or


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otherwise dispose of any benefits which may become payable under this Plan, prior to the time that payment of any such benefit is made, and any attempted anticipation, alienation, sale, transfer, assignment, pledge, charge, or other disposition shall be null and void. Furthermore, none of the benefits payable under this Plan shall be subject to the claim or legal process of the creditors of any Participant or of the beneficiary, spouse or former spouse of any Participant or of any other person or entity.

15.  GOVERNING LAW.

     This Plan shall be construed under and governed by the laws of the State of Ohio.


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                                    EXHIBIT A

                                    DPL INC.

                   DIRECTORS' DEFERRED STOCK COMPENSATION PLAN

                                  ELECTION FORM

INSTRUCTIONS:

This Election Form relates to Stock Awards deferred pursuant to the Stock Deferral Provisions of the Plan. Under the Stock Deferral Provisions, Company shares are credited to a Participant's Stock Deferral Account in a Master Trust or Trusts created by the Company.

STOCK DEFERRAL PROVISIONS.

     1. PAYMENTS. Payments shall be made or commence from my Stock Deferral Account by no later than the January 31 immediately following (check one):

          a. _____ a specified date, either before or after termination of services as a director (Specify date: __________).

b. _____ at such time as I reach the age at which I can earn unlimited amounts without reduction of benefits under the Social Security Act and the regulations promulgated thereunder.

     Such payments from my account shall be paid as follows (check one):

          a. _____   lump sum payment.

          b. _____ annually over a period of up to twenty years. (Specify number of years _________)


     Upon my death, payments to my beneficiary shall continue or commence in the same method to be paid to me as elected above.

                     _____  Yes                      _____  No


Please note that all payments under the Plan will be made in the form of DPL Inc. common shares.


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DESIGNATION OF BENEFICIARIES

     All payments required to be made under the Plan to my designated beneficiary in the event of my death shall be made to the following person:

Name of designated
beneficiary:
                                    ------------------------------

Address of designated
beneficiary:
                                    ------------------------------

                                    ------------------------------

                                    ------------------------------

     If the above-designated beneficiary does not survive me, the payments will be made to the following successor beneficiary (or to my estate upon failure to designate otherwise):

Name of designated
beneficiary:                        ------------------------------

Address of designated
beneficiary:                        ------------------------------

                                    ------------------------------

                                    ------------------------------


                                    -------------------------------
                                              Signature

                                    -------------------------------
                                                Date

     Election Form was received by the Secretary of the Company on
_________________________.


                                    ------------------------------
                                              Secretary


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